                       SEMIANNUAL REPORT / APRIL 30, 2002

                             AIM GLOBAL INCOME FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                       THE WATER LILY POND BY CLAUDE MONET

    AIM GLOBAL INCOME FUND IS BRIDGING CONTINENTS TO BRING SHAREHOLDERS NEW

  INVESTMENT OPPORTUNITIES. WIDE OCEANS ARE NOW NO MORE OF A BARRIER TO GLOBAL

 INVESTING THAN THE TRANQUIL POND DEPICTED IN MONET'S PAINTING. THE MANAGEMENT

TEAM HAS CONSTRUCTED A DIVERSE PORTFOLIO OF GOVERNMENT AND CORPORATE BONDS FROM

                                AROUND THE WORLD.

================================================================================


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Average annual total returns, including sales charges, for periods ended 4/30/02, were: Class A shares, inception (9/15/94), 4.77%; 5 years, 1.81%; 1 year, -2.87%. Class B shares, inception (9/15/94), 4.90%; 5 years, 1.97%; 1 year, -3.17%. Class C shares, inception (8/4/97), 1.42%; 1 year, 0.54%.

o In addition to returns as of the close of the period, above, industry regulations require us to provide average annual total returns, including sales charges, as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, inception (9/15/94), 4.68%; 5 years, 1.81%; 1 year, -4.91%. Class B shares, inception (9/15/94), 4.82%; 5 years, 1.97%; 1 year,
    -5.29%. Class C shares, inception (8/4/97), 1.23%; 1 year, -1.67%.

o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which are guaranteed by the government if held to maturity).

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Salomon Brothers World Government Bond Index represents the performance of fixed-rate foreign-government debt securities of developed countries with a remaining maturity of one year or longer. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

    As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, AIM Global Income Fund, along with bonds in general, experienced considerable turbulence during the six-month reporting period and ended the period down moderately. The fund's total return for the period, calculated at net asset value, was -2.60% for Class A shares. This is just slightly less than the -2.11% return of the fund's broad market benchmark, the Salomon World Government Bond Index.

   You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

                             AIM GLOBAL INCOME FUND

ECONOMIC RECOVERY HAMPERS BOND MARKET AND FUND

HOW DID THE FUND PERFORM DURING THIS TURBULENT PERIOD?

During an eventful six months, the U.S. economy emerged from a short recessionary period, underwent a spurt of rapid growth, then dropped back to a slower expansion rate. Meanwhile, AIM Global Income Fund continued to provide attractive current income for its shareholders. As of April 30, 2002, the end of the six-month reporting period, the fund's 30-day SEC yields at maximum offering price were 6.26% for Class A shares and 6.07% for Class B and Class C shares. Its 30-day distribution rates, also calculated at maximum offering price, were 6.29% for Class A shares, 6.12% for Class B shares and 6.13% for Class C shares.

    The fund, along with the general bond market, experienced considerable volatility during the six months and ended the period down somewhat. The fund's total returns for the period, calculated at net asset value, were -2.60% for Class A shares, -2.85% for Class B shares, and -2.96% for Class C shares. The fund's broad market benchmark, the Salomon World Government Bond Index, returned -2.11% for the six months, a figure within a fraction of a percent of the fund's results.

WHAT ECONOMIC CONDITIONS SHAPED THE BOND MARKET?

During the last months of 2001, bond values continued to rise in response to interest rate cuts implemented by the Federal Reserve Board ("the Fed") to stimulate economic growth.

    Gross domestic product (GDP) experienced a modest 1.7% annual growth rate during the fourth quarter, then unexpectedly shot up to a torrid 5.6% rate during the first quarter of 2002. Consumers spent briskly. Many manufacturers increased production to replenish inventories that were selling at last. Expecting vigorous growth to continue, eager investors moved money to stocks and high-yield bonds, depressing the values of investment-grade fixed-income instruments.

    Further undermining bond values, investors began to worry that the Fed might soon start raising short-term interest rates to prevent the rapid growth from spurring inflation. Rate increases typically affect bond prices negatively, since prices of existing bonds tend to decline as interest rates rise.

    But in April, growth unexpectedly slowed. Unemployment, which had been declining, shot up to 6%. The consumer spending growth rate declined. Replenished inventories remained unsold as end-user demand lagged behind production. Companies continued postponing capital expenditures as nervous executives waited to see profit margins improve before incurring new costs. As slower growth reduced the threat of inflation, the specter of a Fed interest rate increase faded, and bonds recouped some of their value.

WHAT IMPACT DID THESE EVENTS HAVE ON THE BOND SECTORS IN THE FUND?

Treasuries saw unusually high volatility. Yields on two-year Treasury notes rose more than 60 basis points during the first quarter's vigorous growth, then dropped back as the economic growth rate slowed. Investor concern about long-term inflation was indicated by a steepening yield curve for Treasuries, but the short end of the curve moved higher toward the end of the first quarter of 2002, causing some curve flattening and leaving the entire curve elevated. The pattern was similar on the international scene.

    Investment-grade corporate bonds outperformed government bonds significantly during March, both in the United States and abroad. The Asian-Pacific region made modest gains, while Europe was down slightly. Corporate bond spreads widened substantially during April.

    U.S. and European high-yield corporate bonds performed extremely well during

================================================================================

FUND AT A GLANCE

AIM Global Income Fund seeks to provide high current income, with a secondary objective of protection of principal and growth of capital. The fund invests primarily in corporate and government debt securities of the United States and developed countries.

                                   [GRAPHIC]

INVESTMENT STRATEGY: Income and principal protection (seeks income consistent with capital preservation)

o Emphasizes investment-grade bonds while also offering exposure to high-yield bonds

o   Employs active currency management

o   Favors intermediate- to longer-term instruments of medium quality

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

=================================================================================================================================
TOP 10 HOLDINGS                                                             COUPON     MATURITY     % OF PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
 1. Canadian Government, Bonds                                               6.00%       6/08            3.5%
 2. Hellenic Republic, Bonds                                                 6.00        5/10            1.6
 3. Kreditanstalt fuer Wiederaufbau, Sr. Unsec. Unsub. Notes                 5.25        7/12            1.6
 4. CSC Holdings Inc., Sr. Unsec. Notes                                      7.88       12/07            1.6
 5. Newfield Exploration Co., Sr. Unsec. Unsub. Notes                        7.63        3/11            1.5
 6. Waste Management, Inc., Putable Unsec. Notes                             7.10        8/26            1.5
 7. Federal National Mortgage Association, Sr. Unsub. Medium Term Notes      6.38        8/07            1.5
 8. Republica Orient, Unsec. Yankee Bonds                                    7.88        7/27            1.3
 9. Canadian Government, Bonds                                               6.63       10/07            1.2
10. KFW International Finance, Unsec. Gtd. Unsub.                            7.25        7/07            1.2
    Euro Medium Term Notes

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
=================================================================================================================================

==============================================================================
TOP 10 INDUSTRIES
------------------------------------------------------------------------------
 1. Sovereign Debt                           12.5%

 2. Broadcasting & Cable TV                  11.6

 3. Electric Utilities                       10.5

 4. Banks                                     7.8

 5. Oil & Gas Exploration & Production        7.7

 6. Diversified Financial Services            5.7

 7. Federal National Mortgage Association     3.9
    (FNMA)

 8. Integrated Oil & Gas                      2.7

 9. Consumer Finance                          2.6

10. Publishing & Printing                     2.5

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
==============================================================================


March except for the telecom sector, where downgrades of several prominent firms' bonds caused generalized anxiety about the sector. For much of the period, however, high-yield bonds struggled, and their results for the period as a whole were disappointing.

    Securitized sectors delivered the highest U.S. returns, with mortgage-backed issues at the very top. Industrials hampered the performance of U.S. investment-grade credit, while they were among Europe's better performers. Financials and especially utilities performed strongly in both regions.

WHAT CHANGES DID THE FUND MAKE IN RESPONSE?

The fund entered the period positioned well, and only very moderate shifts between sectors were made during the time covered by this report. For a short time during November and December, holdings were increased in U.S. financials and reduced in U.S. industrials because companies in financial services were more defensive and less sensitive than industrials to capital spending weakness. Late in this period, U.S. financials and Yankee corporates were reduced by about 3% of net assets, while non-U.S.-dollar denominated government bonds increased about the same amount. Movements in other sectors were minor.

    In terms of quality ratings, the fund maintained a proportion of approximately 80% investment-grade and 20% high-yield holdings, which is in line with its customary practice. Largely due to economic conditions and increasing credit concerns, the disappointing performance of high-yield issues diminished total return, but the cash flow generated by these holdings helped support the level of current income for shareholders. As of April 30, 2002, the portfolio had 233 holdings.

HOW DID CONDITIONS STAND AT THE END OF THE REPORTING PERIOD?

At the conclusion of the period, markets remained skittish because of investors' concerns about corporate profitability and credit quality. We continued selecting holdings based on bottom-up analysis, thoroughly researching the soundness of the bond issuer's fundamentals before making a purchase.

    The economic situation appeared to offer grounds for cautious optimism. The recovery seemed to be continuing, though at a more modest pace, and it was worldwide, supporting the growth of international trade.

    Recession conditions lasted only briefly and were mild compared to past downturns, and some economists hypothesized that mild recessions generate mild recoveries. If that were to occur, moderate growth might continue for several quarters without generating much inflation, perhaps allowing the Fed to leave interest rates unchanged for some time. Since bond funds tend to benefit from stable, moderate growth, such a development could be favorable for the fund.

    Investors, however, remained cautious as concerns persisted about the economy, corporate accounting practices, and the Middle East.


       PORTFOLIO MANAGEMENT TEAM


       Robert G. Alley
       Jan H. Friedli
       Carolyn L. Gibbs

          See important fund and index disclosures inside front cover.

WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?

    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED

Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years.

    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.

WHAT BOND RATINGS MEAN

Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same. High-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa.

    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention or changes in macroeconomic variables such as oil prices.

UNRATED BONDS

The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

===============================================================================
MOODY                              DEFINITION                             S&P

                                INVESTMENT-GRADE

Aaa      Bonds of the highest quality, with the lowest degree of          AAA
         long-term investment risk. Issuers' ability to repay is very high.

Aa       Bonds of high quality with slightly greater long-term             AA
         investment risk.

A        Bonds with favorable investment attributes but                     A
         elements making them more susceptible to adversity.


Baa      Medium-grade bonds that are currently secure but                 BBB
         possibly unreliable over time.

                              NON-INVESTMENT-GRADE

                              (High Yield or Junk)


Ba       Bonds with speculative elements that make them not                BB
         well-safeguarded and uncertain.


B        Bonds with low long-term assurance of payment.                    B

Caa      Bonds of poor standing that may be in default or in              CCC
         danger of default.

Ca       Bonds of highly speculative quality that are often in             CC
         default.

C        Lowest-rated bonds with poor prospects of ever being              C
         upgraded to investment standing.


-        Bonds in default. Issuer cannot repay.                            D

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-73.35%

AEROSPACE & DEFENSE-0.39%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  530,000   $    553,850
========================================================================

ALTERNATIVE CARRIERS-0.71%

Intermedia Communications Inc.-Series B, Sr.
  Sub. Disc. Notes, 12.25%, 03/01/09(a)           320,000        168,000
------------------------------------------------------------------------
Intermedia Communications Inc.-Series B, Sr.
  Unsec. Notes, 9.50%, 03/01/09                 1,150,000        842,375
========================================================================
                                                               1,010,375
========================================================================

APPAREL RETAIL-0.18%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                250,000        256,250
========================================================================

AUTOMOBILE MANUFACTURERS-1.09%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 400,000        435,484
------------------------------------------------------------------------
General Motors Corp., Putable Deb., 8.80%,
  03/01/21                                      1,000,000      1,111,050
========================================================================
                                                               1,546,534
========================================================================

BANKS-6.23%

European Investment Bank, Yankee Notes,
  4.63%, 03/01/07                                 450,000        445,630
------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                               1,000,000      1,074,070
------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Putable Notes, 6.38%,
  06/30/05                                        600,000        627,264
------------------------------------------------------------------------
Dresdner Bank New York, Unsec. Sub. Deb.,
  7.25%, 09/15/15                                 300,000        320,451
------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                        850,000        890,715
------------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                        200,000        187,036
------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                 500,000        522,885
------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                          200,000        208,158
------------------------------------------------------------------------
SunTrust Banks, Inc., Sr. Unsec. Deb. 6.00%,
  01/15/28                                        450,000        444,712
------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                        350,000        367,178
------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       700,000        692,027
------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/35                               1,500,000      1,565,505
------------------------------------------------------------------------
  7.50%, 04/15/35                               1,000,000      1,061,840
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BANKS-(CONTINUED)

Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                       $  300,000   $    330,870
------------------------------------------------------------------------
Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                 105,000        106,575
========================================================================
                                                               8,844,916
========================================================================

BROADCASTING & CABLE TV-11.05%

ABC Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07                         850,579        916,499
------------------------------------------------------------------------
Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(b)                      700,000        609,000
------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom),
  Sr. Unsec. Gtd. Yankee Notes, 8.20%,
  07/15/09                                        165,000        168,031
------------------------------------------------------------------------
  Unsec. Gtd. Yankee Notes 7.30%, 10/15/06        700,000        705,845
------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10           375,000         73,125
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.
  Sr. Notes, 9.63%, 11/15/09
  (Acquired 01/08/02; Cost $417,064)(c)           420,000        392,700
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes,
  10.75%, 10/01/09                                570,000        561,450
------------------------------------------------------------------------
  11.13%, 01/15/11                                290,000        288,550
------------------------------------------------------------------------
CSC Holdings, Inc.,
  Sr. Unsec. Deb.,
  7.63%, 07/15/18                               1,000,000        869,940
------------------------------------------------------------------------
  7.88%, 02/15/18                               1,000,000        892,030
------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                               1,620,000      1,530,673
------------------------------------------------------------------------
  7.88%, 12/15/07                               2,250,000      2,227,657
------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                      520,000        152,100
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                          650,000        682,305
------------------------------------------------------------------------
Shaw Communications Inc. (Canada),
  Sr. Unsec. Unsub. Yankee Notes, 7.25%,
  04/06/11                                        500,000        489,100
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Yankee Notes, 8.25%,
  04/11/10                                        300,000        312,570
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                 750,000        810,907
------------------------------------------------------------------------
Telewest Communications PLC (United Kingdom),
  Sr. Unsec. Yankee Deb., 9.63%, 10/01/06         230,000        127,650
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Inc.,
  Gtd. Sr. Unsec. Deb, 6.88%, 06/15/18         $  500,000   $    449,410
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24           750,000        701,722
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                  1,600,000      1,731,328
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   100,000        104,304
------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                          835,000        886,169
========================================================================
                                                              15,683,065
========================================================================

BUILDING PRODUCTS-0.29%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         400,000        407,000
========================================================================

CASINOS & GAMING-1.29%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                         520,000        574,600
------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Notes, 8.75%,
  04/15/12 (Acquired 03/27/02; Cost
  $290,000)(c)                                    290,000        301,600
------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         350,000        390,250
------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Sub.
  Notes, 8.00%, 04/01/12(d)                       370,000        371,850
------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          200,000        197,178
========================================================================
                                                               1,835,478
========================================================================

CONSTRUCTION & ENGINEERING-0.22%

Shaw Group Inc. (The), Putable Sr. Unsec.
  Conv. LYONS, 3.30%, 05/01/21 (Acquired
  12/06/01; Cost $297,000)(c)(e)                  550,000        314,187
========================================================================

CONSUMER FINANCE-2.57%

CitiFinancial Credit Co., Putable Unsec.
  Notes, 7.88%, 02/01/25                        1,500,000      1,624,410
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes,
  7.88%, 06/15/10                                 400,000        413,140
------------------------------------------------------------------------
  Unsec. Notes,
  6.88%, 02/01/06                                 200,000        202,826
------------------------------------------------------------------------
  7.38%, 10/28/09                                 700,000        706,293
------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  8.00%, 07/15/10                                 650,000        700,433
========================================================================
                                                               3,647,102
========================================================================

DISTRIBUTORS-0.51%

Ferrellgas Partners L.P.,-Series B, Sr. Sec.
  Gtd. Notes, 9.38%, 06/15/06                     700,000        724,500
========================================================================

DIVERSIFIED CHEMICALS-0.06%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08          80,000         79,200
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.18%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    245,000        256,025
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

DIVERSIFIED FINANCIAL SERVICES-4.46%

Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                              $1,250,000   $  1,296,037
------------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        500,000        705,205
------------------------------------------------------------------------
CIT Group Inc. (The), Sr. Notes, 7.13%,
  10/15/04                                        250,000        248,182
------------------------------------------------------------------------
Citigroup Inc., Unsec. Deb., 6.63%, 01/15/28      500,000        481,125
------------------------------------------------------------------------
FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  08/02/00; Cost $1,000,000)(c)                 1,060,000      1,132,525
------------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                        300,000        322,194
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.75%, 02/10/28(e)   1,100,000        144,738
------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $399,536)(c)                                    400,000        411,924
------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd.
  Notes,
  6.88%, 07/15/28                                 475,000        314,043
------------------------------------------------------------------------
  7.63%, 08/03/21                                 600,000        440,250
------------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12(d)                              290,000        301,600
------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                          500,000        537,195
========================================================================
                                                               6,335,018
========================================================================

DIVERSIFIED METALS & MINING-0.18%

Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                 250,000        256,165
========================================================================

ELECTRIC UTILITIES-9.86%

AES Corp. (The),
  Sr. Unsec. Notes,
  8.75%, 12/15/02                               1,350,000      1,302,750
------------------------------------------------------------------------
  9.50%, 06/01/09                                 350,000        299,250
------------------------------------------------------------------------
  Unsec. Putable Notes,
  7.38%, 06/15/03                                 350,000        313,250
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        900,000        769,500
------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                      1,000,000        982,280
------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           500,000        502,770
------------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17         1,500,000      1,622,295
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 700,000        745,500
------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                          600,000        610,722
------------------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage Bonds, 8.90%,
  02/01/06                                        760,000        815,146
------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
  05/01/11                                      1,000,000      1,114,870
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21                              $  525,000   $    683,902
------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $477,756)(c)                                    476,579        441,336
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                240,000        264,600
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(a)        1,750,000      1,673,717
------------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes,
  8.25%, 09/15/10                                 435,000        431,737
------------------------------------------------------------------------
  8.63%, 04/01/31                                 750,000        730,312
------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            120,000        123,020
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                 620,000        578,789
========================================================================
                                                              14,005,746
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.07%

Fisher Scientific International Inc., Sr.
  Sub. Notes, 8.13%, 05/01/12 (Acquired
  04/17/02; Cost $105,000)(c)                     105,000        105,788
========================================================================

EMPLOYMENT SERVICES-0.12%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         220,000        168,300
========================================================================

ENVIRONMENTAL SERVICES-1.90%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09        300,000        310,500
------------------------------------------------------------------------
Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                                 350,000        332,500
------------------------------------------------------------------------
Waste Management, Inc., Putable Unsec. Notes,
  7.10%, 08/01/26                               2,000,000      2,056,480
========================================================================
                                                               2,699,480
========================================================================

GAS UTILITIES-1.87%

El Paso Corp., Medium Term Notes, 8.05%,
  10/15/30                                        250,000        253,808
------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06        400,000        427,864
------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 650,000        627,764
------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                         1,200,000      1,352,256
========================================================================
                                                               2,661,692
========================================================================

HEALTH CARE FACILITIES-0.34%

Hanger Orthopedic Group, Inc., Sr. Sub.
  Notes, 10.38%, 02/15/09(d)                      450,000        480,375
========================================================================

HOME FURNISHINGS-0.00%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/15/07(b)                             380,000              4
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

HOMEBUILDING-0.59%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                 $  500,000   $    547,500
------------------------------------------------------------------------
WCI Communities, Inc., Sr. Sub. Notes, 9.13%,
  05/01/12 (Acquired 04/18/02; Cost
  $285,000)(c)                                    285,000        287,850
========================================================================
                                                                 835,350
========================================================================

INTEGRATED OIL & GAS-2.69%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                 900,000        911,385
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                          600,000        628,650
------------------------------------------------------------------------
Occidental Petroleum Corp.,
  Sr. Putable Deb.,
  9.25%, 08/01/19                                 950,000      1,153,918
------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.38%, 11/15/08                                 750,000        792,893
------------------------------------------------------------------------
  7.65%, 02/15/06                                 310,000        331,105
========================================================================
                                                               3,817,951
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.50%

Sprint Corp., Putable Deb., 9.00%, 10/15/19       200,000        200,784
------------------------------------------------------------------------
Verizon Global Funding Corp.,-Series REGS,
  Conv. Sr. Euro Notes, 4.25%, 09/15/05           500,000        502,410
========================================================================
                                                                 703,194
========================================================================

LIFE & HEALTH INSURANCE-1.29%

American General Finance Corp.,
  Sr. Putable Notes, 8.45%, 10/15/09              770,000        863,355
------------------------------------------------------------------------
  Sr. Unsec. Putable Notes, 8.13%, 08/15/09       300,000        330,102
------------------------------------------------------------------------
American General Institute Capital-Series B,
  Gtd. Bonds, 8.13%, 03/15/46 (Acquired
  02/07/02; Cost $366,701)(c)                     325,000        365,586
------------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Gtd. Notes, 8.75%,
  08/09/06 (Acquired 07/19/01; Cost
  $150,800)(c)                                    160,000        102,400
------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           165,000        164,700
========================================================================
                                                               1,826,143
========================================================================

MOVIES & ENTERTAINMENT-0.14%

Viacom Inc., Sr. Notes, 5.63%, 05/01/07           200,000        198,544
========================================================================

MULTI-LINE INSURANCE-0.94%

AIG SunAmerica Global Financing IX, Sr.
  Notes, 5.10%, 01/17/07 (Acquired 01/10/02;
  Cost $374,640)(c)                               375,000        373,403
------------------------------------------------------------------------
AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired
  05/02/01-04/12/02; Cost $948,600)(c)            950,000        958,075
========================================================================
                                                               1,331,478
========================================================================

MULTI-UTILITIES-1.91%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18   1,100,000        873,125
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
MULTI-UTILITIES-(CONTINUED)

Williams Cos., Inc. (The)-Series A, Sr.
  Unsec. PATS, 6.75%, 01/15/06                 $  670,000   $    642,771
------------------------------------------------------------------------
Williams Gas Pipeline Central Inc., Sr.
  Notes, 7.38%, 11/15/06 (Acquired 02/15/01;
  Cost $1,239,360)(c)                           1,200,000      1,195,368
========================================================================
                                                               2,711,264
========================================================================

OIL & GAS-0.30%

Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 08/17/01;
  Cost $424,269)(c)                               425,000        422,909
========================================================================

OIL & GAS DRILLING-0.92%

Transocean Sedco Forex Inc., Unsec. Notes,
  6.95%, 04/15/08                               1,270,000      1,311,948
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.03%

National-Oilwell, Inc., Sr. Unsec. Notes,
  6.50%, 03/15/11                               1,000,000        976,900
------------------------------------------------------------------------
Smith International, Inc., Sr. Notes, 6.75%,
  02/15/11                                        500,000        489,600
========================================================================
                                                               1,466,500
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-7.66%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                         1,200,000      1,285,992
------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11              500,000        497,620
------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Unsec. Yankee Notes, 6.70%, 07/15/11            450,000        461,007
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          310,000        313,875
------------------------------------------------------------------------
Colorado Interstate Gas Co., Unsec. Deb.,
  10.00%, 06/15/05                                550,000        602,371
------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        150,000        159,905
------------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Notes, 7.88%, 09/30/31                          500,000        525,980
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Sr. Unsec.
  Notes, 6.88%, 12/01/07                        1,000,000      1,058,040
------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        2,200,000      2,156,000
------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Yankee Notes,
  7.40%, 05/01/28                               1,655,000      1,583,173
------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                               1,550,000      1,309,704
------------------------------------------------------------------------
Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                         395,000        430,550
------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                          475,000        491,136
========================================================================
                                                              10,875,353
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

OIL & GAS REFINING & MARKETING-1.08%

Petroleos Mexicanos (Mexico),
  Sr. Putable Unsec. Gtd. Yankee Bonds,
  9.38%, 12/02/08                              $  480,000   $    532,800
------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
  Notes, 9.50%, 09/15/27                          900,000        993,969
========================================================================
                                                               1,526,769
========================================================================

PAPER PRODUCTS-0.16%

Appleton Papers Inc., Sr. Sub. Notes, 12.50%,
  12/15/08(d)                                     220,000        221,100
========================================================================

PHARMACEUTICALS-0.20%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                    250,000        287,500
========================================================================

PROPERTY & CASUALTY INSURANCE-1.01%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $499,235)(c)                                    500,000        509,550
------------------------------------------------------------------------
Terra Nova Insurance Holding (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                                 500,000        457,220
------------------------------------------------------------------------
  7.20%, 08/15/07                                 500,000        474,155
========================================================================
                                                               1,440,925
========================================================================

PUBLISHING & PRINTING-2.50%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34                1,500,000      1,598,745
------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                1,250,000      1,427,313
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
  10/01/26                                        500,000        522,150
========================================================================
                                                               3,548,208
========================================================================

RAILROADS-0.55%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/27                                        350,000        371,644
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               375,000        414,375
========================================================================
                                                                 786,019
========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.41%

EOP Operating L.P., Unsec. Notes, 6.75%,
  02/15/12                                        300,000        297,147
------------------------------------------------------------------------
ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                        600,000        567,798
------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 300,000        300,114
------------------------------------------------------------------------
Host Marriott L.P., Sr. Notes, 9.50%,
  01/15/07(d)                                     375,000        397,969
------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 190,000        192,850
------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 250,000        250,480
========================================================================
                                                               2,006,358
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

REINSURANCE-0.61%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                       $  800,000   $    871,912
========================================================================

SOVEREIGN DEBT-2.43%

Ontario (Province of) (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 5.50%, 10/01/08            450,000        456,867
------------------------------------------------------------------------
Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                               1,000,000      1,102,230
------------------------------------------------------------------------
Republica Orient (Uruguay), Unsec. Yankee
  Bonds, 7.88%, 07/15/27                        3,000,000      1,897,500
========================================================================
                                                               3,456,597
========================================================================

SPECIALTY CHEMICALS-0.07%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11(d)                               90,000         93,600
========================================================================

SPECIALTY STORES-0.60%

CSK Auto Inc., Sr. Unsec. Gtd. Notes, 12.00%,
  06/15/06(d)                                     380,000        404,700
------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                    400,000        442,000
========================================================================
                                                                 846,700
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.30%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                590,000        427,750
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.89%

Crown Castle International Corp., Sr. Unsec.
  Notes, 10.75%, 08/01/11                         600,000        558,000
------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          600,000        411,000
------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  8.75%, 11/15/11                                 310,000        291,400
========================================================================
                                                               1,260,400
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $106,795,926)                              104,145,522
========================================================================



                                               PRINCIPAL
                                               AMOUNT(f)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-14.23%

CANADA-6.49%

AT&T Canada Inc. (Integrated
  Telecommunication Services), Sr. Unsec.
  Unsub. Notes, 7.15%, 09/23/04       CAD         400,000         54,192
------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                   CAD           750,000        486,164
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                               AMOUNT(f)       VALUE

CANADA-(CONTINUED)

Canada Government (Sovereign Debt),
  Gtd. Bonds,
  5.75%, 06/01/29                   CAD           300,000   $    187,631
------------------------------------------------------------------------
  7.00%, 12/01/06                   CAD           300,000        206,339
------------------------------------------------------------------------
  Bonds,
  9.00%, 03/01/11                   CAD           500,000        392,879
------------------------------------------------------------------------
  6.00%, 06/01/08                   CAD         7,520,000      4,962,673
------------------------------------------------------------------------
  6.63%, 10/03/07                   NZD         4,000,000      1,758,303
------------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt),
  Unsec. Unsub. Notes, 6.25%, 12/03/08    NZD   1,500,000        639,439
------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                   CAD           300,000        196,525
------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06        CAD      500,000        329,691
========================================================================
                                                               9,213,836
========================================================================

FRANCE-0.25%

Vivendi Environment (Environmental Services),
  Sr. Conv. Gtd. Bonds, 1.50%, 01/01/05 EUR       150,000        355,743
========================================================================

GERMANY-1.63%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05             EUR           75,000         71,596
------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks), Sr.
  Unsec. Unsub. Notes, 5.25%, 07/04/12    EUR   2,500,000      2,238,469
========================================================================
                                                               2,310,065
========================================================================

GREECE-1.59%

Hellenic Republic (Sovereign Debt), Bonds,
  6.00%, 05/19/10                   EUR         2,400,000      2,260,848
========================================================================

NETHERLANDS-0.65%

KPNQwest N.V. (Alternative Carriers), Sr.
  Unsec. Notes, 8.88%, 02/01/08     EUR         1,030,000         92,789
------------------------------------------------------------------------
Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09                  EUR     290,000        255,325
------------------------------------------------------------------------
Vodafone Finance B.V. (Industrial
  Conglomerates), Unsec. Unsub. Gtd. Euro
  Bonds, 4.75%, 05/27/09             EUR          690,000        575,945
========================================================================
                                                                 924,059
========================================================================

UNITED KINGDOM-0.93%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Unsec. Gtd.
  Unsub. Bonds, 7.75%, 07/09/09       GBP         450,000        634,974
------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, 8.63%,
  06/30/22    GBP                                 450,000        688,665
========================================================================
                                                               1,323,639
========================================================================

UNITED STATES OF AMERICA-2.69%

Federal National Mortgage Association
  (Sovereign Debt), Sr. Unsub. Medium Term
  Notes, 6.38%, 08/15/07             AUD        3,785,000      2,056,381
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                               AMOUNT(f)       VALUE
UNITED STATES OF AMERICA-(CONTINUED)

KFW International Finance (Sovereign Debt),
  Unsec. Gtd. Unsub. Euro Medium Term Notes,
  7.25%, 07/16/07             AUD               3,100,000   $  1,752,200
========================================================================
                                                               3,808,581
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $22,863,138)                                20,196,771
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
WARRANTS & OTHER EQUITY INTERESTS-0.54%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(c)(g)                  700              7
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(c)(g)(h)                         535              0
========================================================================

INTERNET SOFTWARE & SERVICES-0.00%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(c)(g)                  250          2,405
========================================================================

MARINE PORTS & SERVICES-0.01%

First Wave Marine, Inc.(h)(i)                         478          8,425
========================================================================

RAILROADS-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/01/00; Cost $0)(c)(g)                  375         13,219
========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.52%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 05/26/99; Cost $750,000)(c)               750        746,250
========================================================================
    Total Warrants & Other Equity Interests
      (Cost $1,002,813)                                          770,306
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-6.70%

FEDERAL HOME LOAN BANK-0.05%

Unsec. Bonds,
  5.13%, 03/06/06                              $   75,000         76,631
========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.35%

Pass Through Ctfs.,
  8.50%, 03/01/10                                 424,406        448,810
------------------------------------------------------------------------
  7.00%, 07/01/29                                  59,409         61,395
------------------------------------------------------------------------
  7.50%, 10/01/29 to 06/01/31                   1,155,442      1,208,005
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 06/01/17(j)                              500,000        506,875
------------------------------------------------------------------------
  6.50%, 06/01/32(j)                              650,000        658,531
------------------------------------------------------------------------
Unsec. Sub. Notes,
  6.25%, 03/05/12                                 440,000        445,993
========================================================================
                                                               3,329,609
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.90%

Pass Through Ctfs.,
  6.50%, 10/01/16 to 08/01/30                  $1,910,842   $  1,943,947
------------------------------------------------------------------------
  8.00%, 06/01/31                                 413,823        437,101
------------------------------------------------------------------------
  7.00%, 12/01/31                                  71,005         73,335
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 06/01/32(j)                              150,000        151,828
------------------------------------------------------------------------
  7.00%, 06/01/32(j)                            1,200,000      1,238,250
------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                  77,000         78,796
------------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                               1,000,000        999,310
------------------------------------------------------------------------
  6.25%, 02/01/11                                 600,000        613,668
========================================================================
                                                               5,536,235
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.40%

Pass Through Ctfs.,
  8.00%, 09/20/26                                 539,485        574,886
========================================================================
    Total U.S. Government Agency Securities
      (Cost $9,128,105)                                        9,517,361
========================================================================

U.S. TREASURY SECURITIES-1.47%

U.S. TREASURY NOTES-1.47%

  6.13%, 08/15/07                               1,000,000      1,070,850
------------------------------------------------------------------------
  4.75%, 11/15/08                                 250,000        249,175
------------------------------------------------------------------------
  6.50%, 02/15/10                                 700,000        767,403
========================================================================
    Total U.S. Treasury Securities (Cost
      $2,065,180)                                              2,087,428
========================================================================

ASSET-BACKED SECURITIES-3.22%

AIRLINES-1.87%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $450,000)(c)                                    450,000        344,745
------------------------------------------------------------------------
American Airlines, Inc.-Class A-1,
  Series 2001-1, Pass Through Ctfs., 6.98%,
  05/23/21                                      1,094,974      1,054,406
------------------------------------------------------------------------
Continental Airlines, Inc.-Series 974A, Pass
  Through Ctfs., 6.90%, 01/02/18                  527,567        519,347
------------------------------------------------------------------------
United Air Lines, Inc.-Class A-2, Pass
  Through Ctfs., 7.73%, 07/01/10                  800,000        731,432
========================================================================
                                                               2,649,930
========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.19%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $1,114,660)(c)        1,100,000      1,185,657
========================================================================
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $499,340)(c)                               500,000        510,964
========================================================================
                                                               1,696,621
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

ELECTRIC UTILITIES-0.16%

Beaver Valley II Funding Corp., SLOBS Deb.,
  9.00%, 06/01/17                              $  200,000   $    220,206
========================================================================
    Total Asset-Backed Securities (Cost
      $4,591,235)                                              4,566,757
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

MONEY MARKET FUNDS-0.25%

STIC Liquid Assets Portfolio(k)                   175,895   $    175,895
------------------------------------------------------------------------
STIC Prime Portfolio(k)                           175,895        175,895
========================================================================
    Total Money Market Funds (Cost $351,790)                     351,790
========================================================================
TOTAL INVESTMENTS-99.76% (Cost $146,798,187)                 141,635,935
========================================================================
OTHER ASSETS LESS LIABILITIES-0.24%                              342,488
========================================================================
NET ASSETS-100.00%                                          $141,978,423
________________________________________________________________________
========================================================================

Investment Abbreviations:

    AUD     - Australian Dollar
    CAD     - Canadian Dollars
    Conv.   - Convertible
    Ctfs.   - Certificates
    Deb.    - Debentures
    Disc.   - Discounted
    EUR     - Euro
    GBP     - British Pound Sterling
    Gtd.    - Guaranteed
    Jr.     - Junior
    LYONS   - Liquid Yield Option Notes
    NZD     - New Zealand Dollar
    PATS    - Putable Asset Term Securities
    Pfd.    - Preferred
    RAPS    - Redeemable and Putable Securities
    REGS    - Regulation S
    REIT    - Real Estate Investment Trust
    Sec.    - Secured
    SLOBS   - Secured Lease Obligations
    Sr.     - Senior
    Sub.    - Subordinated
    TBA     - To Be Announced
    Unsec.  - Unsecured
    Unsub.  - Unsubordinated
    Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted notes at issue. The interest rate represents the coupon rate at which the notes will accrue at a specified future date.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/02 was $10,118,448, which represented 7.13% of the Fund's net assets.
(d) Represents a securities sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(e) Zero coupon notes issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f) Foreign denominated securities. Par value is denominated in currency indicated.
(g) Non-income producing securities acquired as part of a unit with or in exchange for other securities.
(h) Securities fair valued in accordance with the procedures established by the Board of Directors.
(i) Non-income producing security.
(j) Securities purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1, Section G.
(k) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $146,798,187)                                $141,635,935
-----------------------------------------------------------
Foreign currencies, at value (cost $140,063)        145,263
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,136,291
-----------------------------------------------------------
  Capital stock sold                                 34,659
-----------------------------------------------------------
  Dividends and interest                          3,016,323
-----------------------------------------------------------
Investment for deferred compensation plan            36,454
-----------------------------------------------------------
Other assets                                         15,740
===========================================================
    Total assets                                146,020,665
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,962,571
-----------------------------------------------------------
  Capital stock reacquired                          601,105
-----------------------------------------------------------
  Dividends                                         202,749
-----------------------------------------------------------
  Foreign currency contracts outstanding             48,322
-----------------------------------------------------------
  Deferred compensation plan                         36,454
-----------------------------------------------------------
Accrued distribution fees                            88,528
-----------------------------------------------------------
Accrued directors' fees                               1,130
-----------------------------------------------------------
Accrued transfer agent fees                          33,337
-----------------------------------------------------------
Accrued operating expenses                           68,046
===========================================================
    Total liabilities                             4,042,242
===========================================================
Net assets applicable to shares outstanding    $141,978,423
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $108,534,422
___________________________________________________________
===========================================================
Class B                                        $ 31,054,063
___________________________________________________________
===========================================================
Class C                                        $  2,389,938
___________________________________________________________
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                    12,733,808
___________________________________________________________
===========================================================
Class B:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     3,643,662
___________________________________________________________
===========================================================
Class C:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                       280,505
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.52
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.52 divided by
      95.25%)                                  $       8.94
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.52
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.52
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                        $ 5,589,032
-----------------------------------------------------------
Dividends                                            39,357
-----------------------------------------------------------
Dividends from affiliated money market funds         12,678
===========================================================
    Total investment income                       5,641,067
===========================================================

EXPENSES:

Advisory fees                                       518,761
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       26,875
-----------------------------------------------------------
Distribution fees -- Class A                        269,140
-----------------------------------------------------------
Distribution fees -- Class B                        191,039
-----------------------------------------------------------
Distribution fees -- Class C                         10,876
-----------------------------------------------------------
Transfer agent fees -- Class A                      150,371
-----------------------------------------------------------
Transfer agent fees -- Class B                       53,458
-----------------------------------------------------------
Transfer agent fees -- Class C                        3,043
-----------------------------------------------------------
Directors' fees                                       4,766
-----------------------------------------------------------
Other                                                80,023
===========================================================
    Total expenses                                1,333,147
===========================================================
Less: Fees waived                                  (305,208)
-----------------------------------------------------------
    Expenses paid indirectly                           (845)
===========================================================
    Net expenses                                  1,027,094
===========================================================
Net investment income                             4,613,973
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (3,803,587)
-----------------------------------------------------------
  Foreign currencies                                 (4,718)
-----------------------------------------------------------
  Foreign currency contracts                       (232,332)
===========================================================
                                                 (4,040,637)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (4,809,668)
-----------------------------------------------------------
  Foreign currencies                                 14,663
-----------------------------------------------------------
  Foreign currency contracts                        (31,434)
===========================================================
                                                 (4,826,439)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                      (8,867,076)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(4,253,103)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  4,613,973    $ 10,697,877
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (4,040,637)     (5,983,174)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                          (4,826,439)      8,455,465
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (4,253,103)     13,170,168
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (3,560,231)     (7,062,623)
------------------------------------------------------------------------------------------
  Class B                                                       (1,165,861)     (3,320,823)
------------------------------------------------------------------------------------------
  Class C                                                          (66,277)       (126,329)
------------------------------------------------------------------------------------------
Return of capital distributions:
  Class A                                                               --        (159,295)
------------------------------------------------------------------------------------------
  Class B                                                               --         (29,780)
------------------------------------------------------------------------------------------
  Class C                                                               --          (6,068)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        4,464,697       3,294,103
------------------------------------------------------------------------------------------
  Class B                                                      (12,049,566)    (15,669,649)
------------------------------------------------------------------------------------------
  Class C                                                          307,348         404,143
==========================================================================================
    Net increase (decrease) in net assets                      (16,322,993)     (9,506,153)
==========================================================================================

NET ASSETS:

  Beginning of period                                          158,301,416     167,807,569
==========================================================================================
  End of period                                               $141,978,423    $158,301,416
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $187,690,967    $194,968,488
------------------------------------------------------------------------------------------
  Undistributed net investment income                             (444,959)        (36,695)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (40,074,318)    (36,033,681)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                   (5,193,267)       (596,696)
==========================================================================================
                                                              $141,978,423    $158,301,416
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income. Its secondary objective is protection of principal and growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes. The Fund may have a return of capital at the end of its fiscal year.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $36,050,568 at October 31, 2001, is broken down by expiration date as follows:

      CAPITAL LOSS
      CARRYFORWARD     EXPIRATION
      ------------     ----------
      $15,745,586   October 31, 2002
      ------------------------------
        3,646,988   October 31, 2006
      ------------------------------
        7,391,799   October 31, 2007
      ------------------------------
        2,830,735   October 31, 2008
      ------------------------------
        6,435,460   October 31, 2009
      ==============================
      $36,050,568
      ______________________________
      ==============================


E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

       Outstanding foreign currency contracts at April 30, 2002 were as follows:

                                  CONTRACT TO                        UNREALIZED
      SETTLEMENT             ----------------------                 APPRECIATION
      DATE        CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
      ----------  --------   ---------   ----------   ----------   --------------
      07/10/02      AUD      3,500,000   $1,850,100   $1,874,114      $(24,014)
      ---------------------------------------------------------------------------
      07/10/02      NZD      2,600,000    1,130,480    1,154,788       (24,308)
      ===========================================================================
                             6,100,000   $2,980,580   $3,028,902      $(48,322)
       __________________________________________________________________________
      ===========================================================================


G. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $229,868 reduction in the cost of securities and a corresponding $229,868 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $131,963, to increase net unrealized gains and losses by $110,069 and to increase net realized gains and losses by $21,894. As a result the net investment income per share and the net realized and unrealized gains and losses per share remained the same. The ratio of net investment income to average net assets decreased by 0.18%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.50%. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $305,208.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $118,737 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $269,140, $191,039 and $10,876, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $6,356 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $15, $0 and $298 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $2,662 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 4--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $845 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $845.

NOTE 5--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $47,658,718 and $55,550,417, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 2,885,580
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (9,109,398)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(6,223,818)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $147,859,753.

NOTE 9--CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2002               OCTOBER 31, 2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      1,788,756    $ 15,562,909     2,787,887    $ 25,102,258
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        231,528       2,026,520       825,098       7,447,312
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         83,831         724,959       193,875       1,740,272
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        299,555       2,601,950       588,019       5,302,446
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         97,065         844,864       251,898       2,271,548
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          6,048          52,477        11,169         100,688
======================================================================================================================
Reacquired:
  Class A                                                     (1,574,226)    (13,700,162)   (3,007,557)    (27,110,601)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,714,444)    (14,920,950)   (2,824,864)    (25,388,509)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (53,902)       (470,088)     (160,298)     (1,436,817)
======================================================================================================================
                                                                (835,789)   $ (7,277,521)   (1,334,773)   $(11,971,403)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                            YEAR ENDED OCTOBER 31,
                                                        APRIL 30,           -----------------------------------------------------
                                                         2002(a)              2001        2000       1999       1998       1997
                                                        ----------          --------    --------    -------    -------    -------
Net asset value, beginning of period                     $   9.05           $   8.91    $   9.72    $ 10.60    $ 10.93    $ 10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28(b)            0.61        0.66       0.67       0.71       0.72
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.52)              0.14       (0.79)     (0.86)     (0.27)      0.21
=================================================================================================================================
    Total from investment operations                        (0.24)              0.75       (0.13)     (0.19)      0.44       0.93
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.29)             (0.60)      (0.13)     (0.61)     (0.61)     (0.72)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --                 --          --         --      (0.07)     (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           --              (0.01)      (0.55)     (0.08)     (0.09)        --
=================================================================================================================================
    Total distributions                                     (0.29)             (0.61)      (0.68)     (0.69)     (0.77)     (0.85)
=================================================================================================================================
Net asset value, end of period                           $   8.52           $   9.05    $   8.91    $  9.72    $ 10.60    $ 10.93
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             (2.60)%             8.64%      (1.38)%    (1.94)%     3.95%      9.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $108,534           $110,579    $105,636    $51,077    $58,115    $30,924
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.25%(d)           1.25%       1.25%      1.25%      1.23%      1.25%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.66%(d)           1.66%       1.71%      1.67%      1.73%      1.86%
=================================================================================================================================
Ratio of net investment income to average net assets         6.37%(b)(d)        6.75%       6.97%      6.54%      6.38%      6.54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        33%                92%        184%        93%        47%        61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 6.55%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $108,548,013.


                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                           ENDED                            YEAR ENDED OCTOBER 31,
                                                          APRIL 30,           ---------------------------------------------------
                                                          2002(a)              2001       2000       1999       1998       1997
                                                          ----------          -------    -------    -------    -------    -------
Net asset value, beginning of period                       $  9.05            $  8.91    $  9.72    $ 10.59    $ 10.92    $ 10.84
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.25(b)            0.56       0.61       0.62       0.65       0.67
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (0.52)              0.14      (0.79)     (0.85)     (0.27)      0.21
=================================================================================================================================
    Total from investment operations                         (0.27)              0.70      (0.18)     (0.23)      0.38       0.88
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.26)             (0.55)     (0.12)     (0.56)     (0.55)     (0.67)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --                 --         --         --      (0.07)     (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            --              (0.01)     (0.51)     (0.08)     (0.09)        --
=================================================================================================================================
    Total distributions                                      (0.26)             (0.56)     (0.63)     (0.64)     (0.71)     (0.80)
=================================================================================================================================
Net asset value, end of period                             $  8.52            $  9.05    $  8.91    $  9.72    $ 10.59    $ 10.92
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              (2.85)%             8.08%     (1.94)%    (2.37)%     3.38%      8.48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $31,054            $45,510    $60,391    $34,423    $36,525    $25,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.75%(d)           1.75%      1.75%      1.75%      1.75%      1.76%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.16%(d)           2.16%      2.21%      2.17%      2.25%      2.37%
=================================================================================================================================
Ratio of net investment income to average net assets          5.87%(b)(d)        6.25%      6.47%      6.04%      5.87%      6.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         33%                92%       184%        93%        47%        61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.26 and the ratio of net investment income to average net assets would have been 6.05%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $38,524,527.


                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                       SIX MONTHS                                                  (DATE SALES
                                                        ENDED                     YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                       APRIL 30,           ------------------------------------    OCTOBER 31,
                                                       2002(a)              2001      2000      1999      1998      1997(a)
                                                       ----------          ------    ------    ------    ------    --------------
Net asset value, beginning of period                     $ 9.05            $ 8.91    $ 9.71    $10.59    $10.92        $10.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.25(b)           0.56      0.60      0.62      0.66          0.15
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (0.52)             0.14     (0.77)    (0.86)    (0.28)         0.17
=================================================================================================================================
    Total from investment operations                      (0.27)             0.70     (0.17)    (0.24)     0.38          0.32
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.26)            (0.55)    (0.12)    (0.56)    (0.55)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --                --        --        --     (0.07)        (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                         --             (0.01)    (0.51)    (0.08)    (0.09)           --
=================================================================================================================================
    Total distributions                                   (0.26)            (0.56)    (0.63)    (0.64)    (0.71)        (0.16)
=================================================================================================================================
Net asset value, end of period                           $ 8.52            $ 9.05    $ 8.91    $ 9.71    $10.59        $10.92
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (2.96)%            8.08%    (1.84)%    2.47%     3.39%         2.99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $2,390            $2,212    $1,780    $1,884    $1,785        $  242
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.75%(d)          1.75%     1.75%     1.75%     1.73%         1.76%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.16%(d)          2.16%     2.21%     2.17%     2.22%         2.37%(e)
=================================================================================================================================
Ratio of net investment income to average net assets       5.87%(b)(d)       6.25%     6.47%     6.04%     5.88%         6.03%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      33%               92%      184%       93%       47%           61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.26 and the ratio of net investment income to average net assets would have been 6.05%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,193,152.
(e)  Annualized.

BOARD OF TRUSTEES                      OFFICERS                                            OFFICE OF THE FUND
Robert H. Graham                       Robert H. Graham                                    11 Greenway Plaza
                                       Chairman and President                              Suite 100
Frank S. Bayley                                                                            Houston, TX 77046
                                       Carol F. Relihan
Bruce L. Crockett                      Senior Vice President and Secretary                 INVESTMENT ADVISOR
                                                                                           A I M Advisors, Inc.
Albert R. Dowden                       Gary T. Crum                                        11 Greenway Plaza
                                       Senior Vice President                               Suite 100
Edward K. Dunn Jr.                                                                         Houston, TX 77046
                                       Dana R. Sutton
Jack M. Fields                         Vice President and Treasurer                        TRANSFER AGENT
                                                                                           A I M Fund Services, Inc.
Carl Frischling                        Robert G. Alley                                     P.O. Box 4739
                                       Vice President                                      Houston, TX 77210-4739
Prema Mathai-Davis
                                       Stuart W. Coco                                      CUSTODIAN
Lewis F. Pennock                       Vice President                                      State Street Bank and Trust Company
                                                                                           225 Franklin Street
Ruth H. Quigley                        Melville B. Cox                                     Boston, MA 02110
                                       Vice President
Louis S. Sklar                                                                             COUNSEL TO THE FUND
                                       Edgar M. Larsen                                     Ballard Spahr
                                       Vice President                                      Andrews & Ingersoll, LLP
                                                                                           1735 Market Street
                                                                                           Philadelphia, PA 19103

                                                                                           COUNSEL TO THE TRUSTEES
                                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                                           919 Third Avenue
                                                                                           New York, NY 10022

                                                                                           DISTRIBUTOR
                                                                                           A I M Distributors, Inc.
                                                                                           11 Greenway Plaza
                                                                                           Suite 100
                                                                                           Houston, TX 77046

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

================================================================================
RISK SPECTRUM

                               [PYRAMID GRAPHIC]

                                   AGGRESSIVE

                                     Sector
                                     Equity

                                 International/
                                 Global Equity

                                Domestic Equity

                  Taxable                             Tax-Free
               Fixed-Income                         Fixed-Income

                                  CONSERVATIVE

    Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

    Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

    Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

    Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

    Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

================================================================================

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS                  A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
                                                                                            since 1976 and manages approximately
     MORE AGGRESSIVE                             MORE AGGRESSIVE                            $158 billion in assets for more than 9
                                                                                            million shareholders, including
AIM Small Cap Opportunities(1)          AIM Developing Markets                              individual investors, corporate clients
AIM Mid Cap Opportunities(1)            AIM European Small Company                          and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth
AIM Emerging Growth                     AIM International Emerging Growth                       The AIM Family of Funds--Registered
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                        Trademark-- is distributed nationwide.
AIM Aggressive Growth                   AIM European Development                            AIM is a subsidiary of AMVESCAP PLC,
AIM Mid Cap Growth                      AIM Euroland Growth                                 one of the world's largest independent
AIM Dent Demographic Trends             AIM International Equity                            financial services companies with $400
AIM Constellation                       AIM Global Growth                                   billion in assets under management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                    SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
    MORE CONSERVATIVE                   AIM Real Estate(6)

                                                    MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                      [AIM LOGO APPEARS HERE]
                                                     --Registered Trademark--
                                                     INVEST WITH DISCIPLINE
                                                     --Registered Trademark--

                                                                      GLI-SAR-1

A I M DISTRIBUTORS, INC.